Exhibit 99a

Deutsche Bank
2007 Leveraged Finance
Conference

Jim Donlon, Executive Vice President and CFO
Mary Lehmann, Sr. VP, Strategic Initiatives, and Treasurer

October 3, 2007

Forward-Looking Statements

        This presentation contains statements relating to future results of the company (including certain projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of
1995. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,”
“anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions.  Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market cycles and conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); availability and cost of raw materials, including steel; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company’s suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations and the ability to achieve the expected benefits of restructuring actions; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters;
rising costs of pension and other post-retirement benefits and possible changes in pension and other accounting rules; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC.  These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

ArvinMeritor

Drivelines
Automated transmissions/ clutches
Trailer suspension systems
Braking systems (wheel ends and brakes)
ABS, air systems and stability controls
Front and rear axles

Roof systems and modules
Suspension modules
Door systems and modules
Electric motors
Electronic controls
Wheels
Suspension components

Product Portfolio

Commercial Vehicle Systems

Light Vehicle Systems

Customer Base After ET Divestiture
 2006 Sales

Commercial Vehicle Customers

Light Vehicle Customers

DaimlerChrysler

8%

General Motors 3%

Volkswagen

7%

Ford 3%

Asian Based

OEMs 4%

BMW 1%

Other LVS 7%

Other CVS

22%

Fiat 2%

Asian Based
OEMs 4%

Ford 1%

Volkswagen 1%

General Motors 1%

PACCAR 2%

International

5%

Volvo 17%

DaimlerChrysler

12%

67%
Commercial
Vehicle

33%
Light
Vehicle

Scorecard of Downturn Offsets
Slide from June 2006 showing expected offsets to N.A. Class 8 downturn

Layered Capacity

Emerging Markets

High-Volume Premium Reduction

CVA Growth

Specialty Vehicle Market

CVE Growth

Trailer Productivity

                           Conversion @ 15%-20%   ($45M) – ($60M)

                                            Other Markets         ~($15M)

                       30-35%         ~($300M)

         Exposure to Class 8:  11% of $8.8B          ~ $900M

2007 Outcome

½

Volume shortfall

Sold Emissions

Industry contracted

Migrated to Europe

Exceeded

As estimated
June 2006

Credit Crunch Affects Aftermarket, Trailers and
OE Truck Sales

Scarce funding
exacerbates already poor
new home sales.

The demand for aftermarket
truck components declines as
ton-miles remain weak.
Trailer sales also suffer.

The volume of building
materials, landscaping
materials, appliances
and furniture being
shipped is down.

Class 8 truck downturn lasts
longer, and mix favors owner-
operators over large fleets.

About 20% of
all freight is
related to new
housing
construction

ArvinMeritor

3 MMA
Monthly
10-Year Trend
125
120
115
110
105
100

Truck Tonnage Index
Seasonally adjusted monthly index, 2000 = 100.0

Jan

2006

Apr
2006

Jul
2006

Oct
2006

Jan
2007

Apr

2007

Freight volumes were weak even before credit crunch

Source: ATA

Jul

2007

July down 4% vs July 2006

Below year-ago 12 of last 13 months

July CYTD down 3% vs 2006

August and September weaker

ArvinMeritor

25,000
20,000
15,000
10,000
Units per month
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

2007 CY U.S. Trailer Sales Forecast
Total U.S. trailer industry builds

Actual

September Forecast

January Forecast

Source: ACT Research

Trailer weakness continues to surprise industry analysts

August Forecast

11% miss

Lowered by 8%
one month later

ArvinMeritor

Net new orders per month
60,000
50,000
40,000
30,000
20,000
10,000
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

Class 8 Truck Net New Orders

2006

2007

2005

Source: ACT Research

New order intake for heavy trucks has been weak

FY2007 = 224K vehicles

FY2008 = 250K vehicles

     Q2          Q3           Q4           Q1

        CY2007 = 185K Vehicles

89

71

50

60

70

70

Q1

Q2

Q3

Q4

42

310

220

FY2009

FY2010

36

Class 8 Production Likely to Recover Later
 (Thousands of vehicles)

Downward pressure

Unfavorable Sales Mix
Class 8 Registrations July YTD

32%

24%

For-hire Carriers

All Other

For-hire freight carriers (where ARM share is greatest) affected most

Source: R.L. Polk

Total registrations 30% lower

2006

2007

ArvinMeritor

150
135
120
105
90
75
Quarterly volume
124
133
123
130
108
111
107
92
Q1
Q2
Q3
Q4

Europe Medium & Heavy Truck Production
 Thousands of vehicles, fiscal quarters

Nov. 2006 Forecast

Preliminary Actual

Source: Internal estimates

Europe truck volumes have taken OEMs and suppliers off-guard

FY Actual

510

FY Forecast
419

22% Surprise

15%

20%

15%

47%

Premium freight

CVS Europe Supply Constraints

Western
European
Suppliers

ArvinMeritor

Eastern
European &
Asian
Suppliers

Components

Systems
Assembly

Vehicle
Assembly

Capacity
Constrained

Capacity
Constrained

Capacity
Constrained

Premium freight

Scheduling
Challenged

Late changes

Qualify new
suppliers

Capacity
Constrained

Premium freight

Premium freight

Scheduling
Challenged

Capacity
Investments

Lean manu-
facturing

Revised Outlook for 2007
Earnings Per Share

EPS Impact

2008

2007

Element

None

        ($0.20)

Non-recurring items in Q4

          -     Supplier reorganizations

          -     German tax law change

1H flowthrough

        ($0.20)

Ongoing operational issues

          -     Weak U.S. economy

          -     Supply shortages in Europe

2008 Guidance Compared to 2007
Diluted EPS for Continuing Operations Before Special Items

      0.25 - 0.35

Performance Plus product & growth actions
including improved customer terms

      0.10 - 0.15

Pension and retiree medical

        (0.20) - (0.30)

1H flowthrough of Q4 operational issues

    (0.10) - (0.20)

North America CVS net volume and mix

      0.70 - 0.75

Performance Plus cost savings

      $1.40 - $1.60

   FY 2008 Guidance

        $0.75 - $0.80

July 30, 2007 Guidance – FY 2007

ArvinMeritor

$400
$300
$200
$100
$0
$5
$6
$77
$276
$253
$300
$200
2007
2008
2009
2010
2011
2012
2013
2014
2015
...
2026
2027
Fiscal Year

Convertible

Newest
Issue

Term Debt Profile
(Maturities in millions)

Defeased

Retiree Healthcare
June 30, 2007 estimate

Unfunded Position:

$587 million

Disputed
Amount

$168

UAW
Plants

$447

Salaried
and Other

$140

Annual spend:
$50-$55 million
expense and
cash

Medium-term Investment Thesis Intact

Strong commercial vehicle volumes

Solid 2H 2008 in North America, followed by 2009 pre-buy

Continuing strong industry in Europe, with improving ability to capitalize

Continuing rapid growth in Asia

Performance Plus profit improvement plan

$75 million cost reductions in 2008 and $150 million in 2009

Significant growth initiatives

Solid balance sheet

No significant near-term maturities of term debt

Short-term credit line covenant relief granted